UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2021

The Growth for Good Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41149	66-0987010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

12 E 49th St. 11th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(646) 450-1265

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one right, and one-half of one redeemable warrant	GFGDU	NASDAQ Global Markets
Class A ordinary shares, par value $0.0001 per share	GFGD	NASDAQ Global Markets
Rights to acquire one-sixteenth of one Class A ordinary share	GFGDR	NASDAQ Global Markets
Warrants, each whole warrant exercisable for one share of Class A ordinary share at an exercise price of $11.50	GFGDW	NASDAQ Global Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 14, 2021, The Growth for Good Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 25,300,000 units (the “Units”) including 3,300,000 Units sold pursuant to a full exercise of the underwriters’ option to purchase additional Units to cover over-allotments. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Share”), one right (“Right”) and one-half of one redeemable warrant of the Company (“Warrant”). Each Right entitles the holder thereof to receive one-sixteenth (1/16) of one Class A Ordinary Share, and as a result, the holder must have 16 Rights in order to receive a Class A Ordinary Share at the closing of the initial business combination. Each whole Warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $253,000,000.

Simultaneously with the consummation of the IPO on December 14, 2021, the Company completed the private sale (the “Private Placement”) of 800,000 units (the “Private Placement Units”) at a purchase price of $10.00 per Private Placement Unit, to the Company’s sponsor, G4G Sponsor LLC, generating gross proceeds to the Company of $8,000,000.

Net proceeds from the IPO, together with the sale of the Private Placement Units to the Sponsor, in an aggregate amount of $253.0 million have been deposited in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, established for the benefit of the Company’s public stockholders. An audited balance sheet as of December 14, 2021 reflecting receipt of the foregoing amount is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet, as of December 14, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GROWTH FOR GOOD ACQUISITION CORPORATION

Date: December 20, 2021	By:	/s/ Rahul Kakar
	Name:	Rahul Kakar
	Title:	Chief Financial Officer